UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15 (d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report: March 12, 2007
(Date of earliest event reported)

INTERNATIONAL BUSINESS MACHINES CORPORATION
(Exact name of registrant as specified in its charter)

New York	1-2360	13-0871985
(State of Incorporation)	(Commission File Number)	(IRS employer Identification No.)

ARMONK, NEW YORK	10504
(Address of principal executive offices)	(Zip Code)

914-499-1900
(Registrant’s telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐                     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 (Regulation FD Disclosure)

Attachment I of this Form 8-K contains information that is being posted on IBM’s Investor Relations website (www.ibm.com/investor/). All of the information in Attachment I is hereby furnished.

IBM’s web site (www.ibm.com) contains a significant amount of information about IBM, including financial and other information for investors (www.ibm.com/investor/).  IBM encourages investors to visit its various web sites from time to time, as information is updated and new information is posted.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Date: March 12, 2007

	By:	/s/ Timothy S. Shaughnessy
Timothy S. Shaughnessy
Vice President and Controller

ATTACHMENT I

IBM ADOPTS NEW REPORTING FORMAT

In the fourth quarter 2006 earnings presentation, IBM stated its intent to focus its discussions of financial performance on the IBM segment view, as this is how the business is managed and is the best reflection of the company’s strategy.

Beginning with the release of first quarter 2007 earnings in April, IBM will change the presentation of revenue and gross margin in its earnings press release to reflect this segment focus.  As a result of this change, IBM will now provide external segment gross profit dollars and gross profit margins for all its segments, including the two services segments individually.  In the schedules below, IBM is providing historical revenue and gross margin information for the segments.

Prior to the fourth quarter of 2006, the segment view for software and services was consistent with the same categories in the Consolidated Statement of Earnings.  As the company continues to move its strategic direction towards delivering solutions which bring integrated software and services capabilities to our clients, the alignment between segment and categories will diverge over time.  To avoid confusion between the segment view and the Consolidated Statement of Earnings, IBM intends to change its presentation of revenue and cost in its Consolidated Statement of Earnings in future 10-K and 10-Q filings to the categories of Sales, Services, and Financing beginning with the first quarter 2007 10-Q.

These changes only impact the formats for the primary reporting of IBM’s revenue and gross profit details, and do not reflect any changes in the company’s reportable segment results or in the company’s organization.

SUMMARY OF CHANGES AND NEW DISCLOSURES

1.               EARNINGS PRESS RELEASE FORMAT: IBM is providing an example of the new press release format, which will now include external segment revenue and gross profit in the Comparative Financial Results Exhibit (Schedule 1).  There is no change to the existing Consolidated Statement of Financial Position and Segment exhibits.

2.               HISTORICAL SEGMENT GROSS PROFIT:  IBM is providing 2004, 2005, and 2006 by quarter for external segment revenue, gross profit, and gross profit margin (Schedule 2).  The only information provided in this view which has not been previously disclosed is the external gross profit dollars and gross profit margins for the individual Global Technology Services and Global Business Services segments as well as “Other.”

3.               CONSOLIDATED STATEMENT OF EARNINGS: IBM is providing an example of the Consolidated Statement of Earnings that will reflect the revenue and cost categories of, Services, Sales, and Financing.  In this construct, Hardware and Software have been categorized as Sales, and “Other”, which represented a very small component of revenue and cost, has been reclassified to the category consistent with the activity (Schedule 3).  This change does not impact previously reported total revenue, cost, earnings, or cash flow.

See the following schedules for these changes:

Schedule 1:	Comparative Financial Results Exhibit — Press Release format
Schedule 2:	External Segment Revenue and Gross Profit History
Schedule 3:	Consolidated Statement of Earnings in 10-Q and 10-K filings
Amounts in schedules may not total due to rounding.

Schedule 1: Comparative Financial Results Exhibit — Press Release format

INTERNATIONAL BUSINESS MACHINES CORPORATION
COMPARATIVE FINANCIAL RESULTS

	Three Months Ended December 31,
(Dollars in millions)	2006	2005	Percent Change
REVENUE

Global Technology Services	$8,590	$8,020	7.1%
Gross margin	29.9%	30.9%

Global Business Services	4,223	3,980	6.1%
Gross margin	24.7%	20.4%

Systems and Technology	7,070	6,849	3.2%
Gross margin	41.8%	41.6%

Software	5,607	4,901	14.4%
Gross margin	86.5%	86.3%

Global Financing	620	603	2.9%
Gross margin	48.6%	57.4%

Other	147	74	97.2%
Gross margin	-6.9%	66.2%

TOTAL REVENUE	26,257	24,427	7.5%

GROSS PROFIT	11,701	10,765	8.7%
Gross margin	44.6%	44.1%

EXPENSE AND OTHER INCOME

S,G&A	5,620	5,252	7.0%
% of revenue	21.4%	21.5%

R,D&E	1,587	1,459	8.8%
% of revenue	6.0%	6.0%

Intellectual property and custom development income	(241)	(228)	5.8%
Other (income) and expense	(150)	(334)	-55.0%
Interest expense	71	48	48.0%

TOTAL EXPENSE AND
OTHER INCOME	6,887	6,197	11.1%
% of revenue	26.2%	25.4%

INCOME FROM CONTINUING
OPERATIONS BEFORE
INCOME TAXES	4,814	4,568	5.4%
Pretax margin	18.3%	18.7%

Provision for income taxes	1,350	1,348	0.2%
Effective tax rate	28.0%	29.5%

INCOME FROM CONTINUING
OPERATIONS	3,464	3,220	7.6%
Net margin	13.2%	13.2%

Schedule 2: External Segment Revenue and Gross Profit History

(Dollars in millions)	1Q 06	2Q 06	3Q 06	4Q 06	FY 06
External Segment Revenue
Global Technology Services	$7,719	$7,955	$8,058	$8,590	$32,322
Global Business Services	3,848	3,939	3,959	4,223	15,969
Systems and Technology Group	4,419	5,014	5,466	7,070	21,970
Software	3,907	4,241	4,406	5,607	18,161
Global Financing	582	576	587	620	2,365
Total Segments	20,475	21,725	22,476	26,111	90,787

Other	184	165	141	147	637

Total IBM	$20,659	$21,890	$22,617	$26,257	$91,424

External Segment Gross Profit $
Global Technology Services	$2,253	$2,368	$2,437	$2,565	$9,623
Global Business Services	823	923	904	1,044	3,694
Systems and Technology Group	1,413	1,831	2,087	2,952	8,284
Software	3,290	3,573	3,760	4,848	15,471
Global Financing	307	294	285	302	1,188
Total Segments	8,086	8,989	9,472	11,711	38,259

Other	2	25	19	(10)	36

Total IBM	$8,088	$9,014	$9,492	$11,701	$38,295

External Segment Gross Profit Margin
Global Technology Services	29.2%	29.8%	30.2%	29.9%	29.8%
Global Business Services	21.4%	23.4%	22.8%	24.7%	23.1%
Systems and Technology Group	32.0%	36.5%	38.2%	41.8%	37.7%
Software	84.2%	84.2%	85.3%	86.5%	85.2%
Global Financing	52.8%	51.1%	48.6%	48.6%	50.3%
Total Segments	39.5%	41.4%	42.1%	44.9%	42.1%

Other	1.2%	14.9%	13.6%	-6.9%	5.7%

Total IBM	39.1%	41.2%	42.0%	44.6%	41.9%

(Dollars in millions)	1Q 05	2Q 05	3Q 05	4Q 05	FY 05
External Segment Revenue
Global Technology Services	$7,822	$7,872	$7,787	$8,020	$31,501
Global Business Services	3,887	4,129	3,910	3,980	15,906
Systems and Technology Group	4,289	4,855	4,988	6,849	20,981
Personal Computing Division	2,319	557	—	—	2,876
Software	3,814	4,056	4,059	4,901	16,830
Global Financing	579	620	599	603	2,401
Total Segments	22,710	22,089	21,343	24,353	90,495

Other	198	182	186	74	639

Total IBM	$22,908	$22,270	$21,529	$24,427	$91,134

External Segment Gross Profit $
Global Technology Services	$2,186	$2,254	$2,310	$2,476	$9,226
Global Business Services	657	879	740	813	3,088
Systems and Technology Group	1,666	2,007	1,949	2,851	8,473
Personal Computing Division	295	(50)	—	—	245
Software	3,197	3,422	3,448	4,229	14,296
Global Financing	314	326	326	346	1,312
Total Segments	8,314	8,838	8,774	10,715	36,640

Other	(60)	(62)	(36)	49	(108)

Total IBM	$8,254	$8,775	$8,738	$10,765	$36,532

External Segment Gross Profit Margin
Global Technology Services	27.9%	28.6%	29.7%	30.9%	29.3%
Global Business Services	16.9%	21.3%	18.9%	20.4%	19.4%
Systems and Technology Group	38.8%	41.3%	39.1%	41.6%	40.4%
Personal Computing Division	12.7%	-9.0%	—	—	8.5%
Software	83.8%	84.4%	84.9%	86.3%	84.9%
Global Financing	54.2%	52.6%	54.4%	57.4%	54.6%
Total Segments	36.6%	40.0%	41.1%	44.0%	40.5%

Other	-30.6%	-34.3%	-19.1%	66.2%	-16.9%

Total IBM	36.0%	39.4%	40.6%	44.1%	40.1%

(Dollars in millions)	1Q 04	2Q 04	3Q 04	4Q 04	FY 04
External Segment Revenue
Global Technology Services	$7,087	$7,353	$7,464	$8,178	$30,082
Global Business Services	3,954	3,938	3,864	4,446	16,201
Systems and Technology Group	4,225	4,640	4,665	6,443	19,973
Personal Computing Division	2,377	2,679	2,713	2,968	10,737
Software	3,706	3,695	3,846	4,895	16,141
Global Financing	665	652	634	656	2,607
Total Segments	22,014	22,957	23,187	27,585	95,741

Other	161	141	162	87	552

Total IBM	$22,175	$23,098	$23,349	$27,671	$96,293

External Segment Gross Profit $
Global Technology Services	$1,916	$1,980	$2,082	$2,123	$8,102
Global Business Services	707	777	675	944	3,104
Systems and Technology Group	1,644	1,924	1,869	2,875	8,311
Personal Computing Division	249	293	278	375	1,194
Software	3,088	3,096	3,259	4,210	13,652
Global Financing	403	387	381	391	1,562
Total Segments	8,007	8,458	8,544	10,917	35,926

Other	(115)	(52)	(9)	(179)	(356)

Total IBM	$7,892	$8,406	$8,533	$10,738	$35,569

External Segment Gross Profit Margin
Global Technology Services	27.0%	26.9%	27.9%	26.0%	26.9%
Global Business Services	17.9%	19.7%	17.5%	21.2%	19.2%
Systems and Technology Group	38.9%	41.5%	40.1%	44.6%	41.6%
Personal Computing Division	10.5%	10.9%	10.2%	12.6%	11.1%
Software	83.3%	83.8%	84.7%	86.0%	84.6%
Global Financing	60.6%	59.4%	60.0%	59.6%	59.9%
Total Segments	36.4%	36.8%	36.8%	39.6%	37.5%

Other	-71.7%	-36.7%	-5.8%	-206.0%	-64.6%

Total IBM	35.6%	36.4%	36.5%	38.8%	36.9%

Schedule 3: Consolidated Statement of Earnings in 10-Q and 10-K filings

INTERNATIONAL BUSINESS MACHINES  CORPORATION
AND SUBSIDIARY COMPANIES
CONSOLIDATED STATEMENT OF EARNINGS
(UNAUDITED)

	Three Months Ended December 31,
(Dollars in millions)	2006	2005
Revenue :
Services	$12,788	$12,019
Sales	12,845	11,804
Financing	625	605
Total revenue	26,257	24,427

Cost:
Services	9,230	8,728
Sales	5,006	4,677
Financing	320	257
Total cost	14,556	13,662

Gross profit	11,701	10,765

Expense and other income :
Selling, general and administrative	5,620	5,252
Research, development and engineering	1,587	1,459
Intellectual property and custom development income	(241)	(228)
Other (income) and expense	(150)	(334)
Interest expense	71	48
Total expense and other income	6,887	6,197

Income from continuing operations before income taxes	4,814	4,568
Provision for income taxes	1,350	1,348

Income from continuing operations	3,464	3,220